Financial risk management (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Accounts Receivable, Net, Current	$ 135,497	$ 287,155
Description of Interest Rate Risk Exposure	A change of 1% in interest rates at December 31, 2012 would not have a significant impact on the Company's results of operations due to the short term to maturity of the investments held.